Fiscal fourth quarter 2017 financial results October 26, 2017

PLEXUS CORP. Any statements made during our call today and information included in the supporting material that is not historical in nature, such as statements in the future tense and statements that include "believe," "expect," "intend," "plan," "anticipate," and similar terms and concepts, are forward-looking statements. Forward-looking statements are not guarantees since there are inherent difficulties in predicting future results, and actual results could differ materially from those expressed or implied in the forward- looking statements. For a list of factors that could cause actual results to differ materially from those discussed, please refer to the Company’s periodic SEC filings, particularly the risk factors in our Form 10-K filing for the fiscal year ended October 1, 2016, and the Safe Harbor and Fair Disclosure statement in yesterday’s press release. Plexus provides non-GAAP supplemental information, such as ROIC, Economic Return, and free cash flow, because those measures are used for internal management goals and decision making, and because they provide additional insight into financial performance. In addition, management uses these and other non-GAAP measures, such as adjusted net income and adjusted operating margin, to provide a better understanding of core performance for purposes of period-to-period comparisons. For a full reconciliation of non-GAAP supplemental information please refer to yesterday’s press release and our periodic SEC filings. 2 Safe harbor and fair disclosure statement

PLEXUS CORP. • Record quarterly revenue with 8% sequential growth • HC/LS and COMM achieved meaningful revenue growth • Sixth consecutive quarter at or above target operating margin range (4.7% to 5.0%) 3 Fiscal fourth quarter results Q4F17 Sep 30, 2017 Q4F17 Guidance Jul19, 2017 Q3F17 Jul 1, 2017 Revenue ($ millions) $670 $660 to $700 $619 Diluted EPS $0.84 Includes $0.14 stock-based compensation expense $0.77 to $0.87 $0.74 ROIC 16.2% 16.1%

PLEXUS CORP. OPERATING MARGIN OF 5.1%, BEST SINCE FISCAL 2008 • Achieved record operating profit of $130M RETURN ON INVESTED CAPITAL OF 16.2% • Economic Return 570 basis points above WACC • 290 basis point improvement from Fiscal 2016 • Best result since Fiscal 2006 SUCCESS IN ENGINEERING SOLUTIONS AND AMS FREE CASH FLOW OF $133M ROBUST MANUFACTURING WINS MOMENTUM • Trailing four quarter wins of $811M • Healthy balance among market sectors • Significant business expansion in Europe ROBUST $3.0B FUNNEL OF QUALIFIED MANUFACTURING OPPORTUNITIES RECORD NET PROMOTER SURVEY SCORE OF 84% • Result highlights our focus on delivering Operational Excellence and Customer Service Excellence 4 Fiscal 2017 highlights STRONG OPERATING PERFORMANCE ENABLERS FOR FUTURE GROWTH

PLEXUS CORP. 84% May-14 Nov-14 May-15 Nov-15 May-16 Nov-16 May-17 Net Promoter Score LAUNCHED NEW PLEXUS BRAND REBRANDED AEROSPACE/DEFENSE SECTOR FOCUSED ON DELIVERING STRONG OPERATING PERFORMANCE • Target operating margin of 4.7% to 5.0% each quarter GROWTH ACCELERATION STRATEGY • Differentiated portfolio aligned with non-commoditized markets • Expertise in our customers’ markets • Exceptional execution to grow share with our customers 5 F18 – A look forward HC/LS 34% I/C 31% COMM 19% A/D 16% F17 Differentiated Portfolio

PLEXUS CORP. 6 Fiscal first quarter guidance Q1F18 Guidance Revenue $665 to $705 million GAAP Diluted EPS $0.75 to $0.85 Includes $0.11 stock-based compensation expense • Midpoint of revenue guidance suggests modest sequential growth • Expectations for sequential growth in I/C and COMM • Modest weakening within A/D • Midpoint of EPS guidance implies continued solid operating margin

PLEXUS CORP. Revenue in millions 7 Performance by sector Q4F17 Sep 30, 2017 Q3F17 Jul 1, 2017 Q4F17 vs. Q3F17 Q1F18 Expectations (percentage points) Healthcare and Life Sciences $233 35% $210 34% + 11% Flat Industrial and Commercial $189 28% $201 32% - 6% Up mid single Communications $140 21% $99 16% + 41% Up mid single Aerospace and Defense $108 16% $109 18% - 1% Down low single Total Revenue $670 100% $619 100% + 8%

PLEXUS CORP. Manufacturing wins Q4F17 Wins: $172M New programs: 34 Trailing Four Quarters (TFQ) for Manufacturing Wins 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 Q4F15 Q1F16 Q2F16 Q3F16 Q4F16 Q1F17 Q2F17 Q3F17 Q4F17 % o f T F Q S a le s N e w W in s $ M TFQ Wins TFQ Wins % of TFQ Sales New Wins Goal 25% TFQ $811M 8

PLEXUS CORP. • $172M in annualized manufacturing revenue when fully ramped (34 programs) • Wins balanced across regions • Gaining market share with customers in APAC and AMER • Investments in EMEA attracting new customers 9 Manufacturing wins by region AMER $74M APAC $54M EMEA $44M Q4F17 Wins Momentum = TFQ Wins / TFQ Revenue

PLEXUS CORP. • Continued strength in HC/LS • Key A/D wins in EMEA • I/C added two new customers 10 Manufacturing wins by sector HC/LS $73M I/C $27M COMM $22M A/D $50M Q4F17

PLEXUS CORP. • Manufacturing funnel near record at $3.0B • HC/LS exceptionally strong • Supports the growth goals for F18 and beyond 11 Manufacturing funnel HC/LS $1,382M I/C $810M COMM $395M A/D $442M Q4F17 2,073 2,299 2,532 2,304 2,764 2,814 3,036 2,778 3,029 - 500 1,000 1,500 2,000 2,500 3,000 3,500 Q4F15 Q1F16 Q2F16 Q3F16 Q4F16 Q1F17 Q2F17 Q3F17 Q4F17 R e v e nu e ( $ mi ll io ns ) PLXS-MFG Funnel of Opportunities

PLEXUS CORP. Focused on exceptional operating results while growing revenue Operating Margin Target Range: 4.7% to 5.0% 12 Operating performance *Represents midpoint of guidance 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Q3F15 Q4F15 Q1F16 Q2F16 Q3F16 Q4F16 Q1F17 Q2F17 Q3F17 Q4F17 Q1F18*

PLEXUS CORP. Income statement 13 Q4F17 Comments Revenue $670 million Within guidance range of $660 to $700 million Gross margin 9.9% Above guidance range of 9.4% to 9.8% Selling & administrative expenses $32.5 million Within guidance range of $31.5 to $32.5 million Operating margin 5.1% At high end of guidance range of 4.7% to 5.1% GAAP Diluted EPS $0.84 Above mid-point of guidance range of $0.77 to $0.87

PLEXUS CORP. Balance sheet and cash flows 14 Q4F17 Comments Return on invested capital 16.2% 570 basis points above fiscal 2017 WACC of 10.5% Free cash flow $35.7 million Cash from operations: $49.8 million Capital expenditures: $14.1 million Share repurchases $10.3 million ~198,000 at an average price of $51.98 per share Cash balance $569 million ~95% offshore Cash cycle days 70 days Within guidance range of 69 to 73 days

PLEXUS CORP. Working capital trends 15 Q4F15 Q1F16 Q2F16 Q3F16 Q4F16 Q1F17 Q2F17 Q3F17 Q4F17 Inventory Days 85 88 91 87 87 90 103 107 99 A/R Days 53 53 48 51 58 49 48 47 50 A/P Days 60 59 62 62 61 60 64 65 63 Customer Deposit Days 12 11 11 13 13 13 14 13 16 Net Cash Cycle Days 66 71 66 63 71 66 73 76 70 - 20 40 60 80 100 120 Q4F15 Q1F16 Q2F16 Q3F16 Q4F16 Q1F17 Q2F17 Q3F17 Q4F17 D a y s Net Cash Cycle Days Inventory Days A/R Days A/P Days Customer Deposit Days

PLEXUS CORP. Fiscal first quarter 2018 guidance 16 Guidance Revenue $665 to $705 million GAAP diluted EPS $0.75 to $0.85 Gross margin 9.3% to 9.7% SG&A $31.5 to $32.5 million Operating margin 4.6% to 5.0% Depreciation ~$12 million Q1 tax rate F18 tax rate 8% to 10% 8% to 10% Cash cycle days 68 to 72 days F18 capital expenditures includes potential footprint expansion $80 to $90 million

Q&A Analysts please conform to one question and one follow up. Thank you. 17